Exhibit 32

                CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Solitron Devices, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shevach Saraf, as Chairman, President, Chief Executive Officer, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 14, 2005                  /s/ Shevach Saraf
                                        ---------------------
                                        Shevach Saraf
                                        Chairman, President,
                                        Chief Executive Officer,
                                        Treasurer and
                                        Chief Financial Officer


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